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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 18, 2006
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

            MICHIGAN                     0-16640                38-2606280
            --------                     -------                ----------
  (State or other jurisdiction         Commission            (I.R.S. Employer
of incorporation or organization)      File Number         Identification No.)

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (517) 423-8373
              -----------------------------------------------------
              (Registrant's telephone number including area code)

                                       N/A
      ----------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

 [  ]  Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01 REGULATION
          FD DISCLOSURE

At its Annual Meeting of Shareholders held on April 18, 2006, registrant announced results of operations for the quarter ended March 31, 2006. CEO Robert
K. Chapman reported that the first quarter 2006 net income resulted in the Company's best ever first quarter. He indicated that net income reached $2.145 million, for a 20.2% improvement over the first quarter of 2005. Chapman commented that United's record earnings performance resulted primarily from continued growth in net interest income, which was up 17.2% over first quarter 2005. In addition, noninterest income is well-diversified, and continues to grow.

This information was also detailed in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On April 18, 2006, registrant announced the declaration of a cash dividend and a stock dividend, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  99.1     Press Release dated April 18, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            United Bancorp, Inc.
                                            (Registrant)
                                            By:

Date: April 18, 2006                        /s/ Dale L. Chadderdon
                                            ----------------------------------
                                            Dale L. Chadderdon
                                            Executive Vice President and
                                            Chief Financial Officer

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                                 Exhibit Index

             No.                 Description
            99.1      Press Release dated April 18, 2006

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